Execution Version
Loan No. 1006877

FIRST MODIFICATION TO CREDIT AGREEMENT
THIS FIRST MODIFICATION TO CREDIT AGREEMENT (this “Amendment”) dated as of May 14, 2013, by and among HUDSON PACIFIC PROPERTIES, L.P., a Maryland limited partnership (the “Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), and the Lenders currently parties to the Credit Agreement referred to below.
WHEREAS, pursuant to the terms of that certain Credit Agreement, dated as of August 3, 2012 (the “Original Credit Agreement”), by and among the Borrower, the Administrative Agent and the financial institutions party thereto and their assignees under Section 13.6 thereof, the Administrative Agent, the Issuing Bank and the Lenders made available to the Borrower a credit facility in the initial amount of $250,000,000, which is a revolving facility with initially up to a $37,500,000 swingline subfacility and initially up to a $25,000,000 letter of credit subfacility, on the terms and conditions contained therein.
WHEREAS, by this Amendment, the parties intend to modify and/or amend certain terms and provisions of the Original Credit Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) as more particularly described herein as of the date hereof.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:
Section 1.CONDITIONS PRECEDENT. The effectiveness of this Amendment and the obligations of Lenders’ hereunder are subject to the satisfaction of each and every one of the following conditions precedent to Administrative Agent’s satisfaction:
a)    Receipt and approval by Administrative Agent of an executed original of this Amendment and any and all other documents, instruments, policies and forms of evidence or other materials which are required pursuant to this Amendment.
b)    Reimbursement to Administrative Agent by Borrower of Administrative Agent's costs and expenses incurred in connection with this Amendment and the transactions contemplated hereby, whether such services are furnished by Administrative Agent's employees or agents or by independent contractors, including, without limitation, reasonable attorneys' fees, documentation costs and charges, in each case, to the extent billed by Administrative Agent to Borrower on or prior to the date hereof.
c)    The representations and warranties contained in this Amendment are true and correct in all material respects.
d)    All payments due and owing to Lenders under the Credit Agreement have been paid current as of the date hereof.
Section 2.    EFFECTIVE DATE. The date of this Amendment is for reference purposes only. The effective date of the obligations and amendments under this Amendment is March 31, 2013.
Section 3.    REPRESENTATIONS AND WARRANTIES. As a material inducement to Administrative Agent and Lenders for entering into this Amendment, Borrower represents and warrants to Administrative Agent and Lenders as of the date hereof that:

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a)    Formation And Organizational Documents. Borrower has previously delivered to Administrative Agent all of the relevant formation and organizational documents of Borrower and all Guarantors. Borrower hereby certifies that: (i) the above documents are all of the relevant formation and organizational documents of Borrower; (ii) they remain in full force and effect; and (iii) they have not been amended or modified since they were previously delivered to Lender.
b)    Full Force And Effect. The Credit Agreement and the other Loan Documents (collectively, the “Credit Documents”), as amended hereby, are in full force and effect without any defense, counterclaim, right or claim of set-off; all necessary action to authorize the execution and delivery of this Amendment has been taken; and this Amendment is a modification of an existing obligation and is not a novation.
c)    No Default. No Default or Event of Default exists under any of the Credit Documents (as modified by this Amendment) and all representations and warranties herein and in the other Credit Documents are true and correct, and shall survive execution of this Amendment.
Section 4.    MODIFICATION OF CREDIT AGREEMENT. The Credit Agreement is hereby supplemented and modified to incorporate the following, which shall supersede and prevail over any conflicting provisions of the Credit Agreement:
a)    Section 1.1 - Economic Occupancy. A new defined term “Economic Occupancy” is added to Section 1.1 of the Credit Agreement after the defined term “EBITDA” and is defined as follows:

“Economic Occupancy” means, with respect to any Property and for any given period, the ratio (expressed as a percentage) of (i) the square footage of such Property that is subject to commenced leases to tenants that are not subject to free rent or other rent abatement during such period, to (ii) the total square footage of such building, in each case, as reasonably determined by the Borrower and approved by Administrative Agent, such approval not to be unreasonably withheld, conditioned or delayed.

b)    Section 1.1 – Total Asset Value. The definition of “Total Asset Value” in Section 1.1 of the Credit Agreement is hereby modified by deleting the paragraph beginning “For the purposes of determining Total Asset Value…” and the immediately following paragraph beginning “For purposes of calculating the Total Asset Value”, and restating such paragraphs in their entirety with the following:

“For purposes of determining Total Asset Value, Properties (other than Studio Properties) which are not valued under subsections (c), (d), (e), or (f) of this definition above, and which have an Economic Occupancy of less than eighty percent (80%) as of the end of the applicable fiscal quarter, shall be valued at the greater of  (i) gross book value (undepreciated) reported for GAAP purposes and (ii) the capitalized value obtained under subsection (b) of this definition above, provided, however, that any such Property (y) may only be included in the calculation of Total Asset Value with a valuation calculated pursuant to this clause for a maximum of six (6) consecutive fiscal quarters (and thereafter any such Property shall be valued in accordance with subsection (b) above), and (z) may not be included in the calculation of Total Asset Value with a valuation calculated pursuant to this clause if such Property has already been valued pursuant to this clause and subsequently valued in any other manner.  The adjustments above for the Properties that have less than

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eighty percent (80%) Economic Occupancy shall be capped at twenty percent (20%) of Total Asset Value and any excess shall not constitute a default, but rather shall be excluded from the calculation of Total Asset Value.
For purposes of calculating the Total Asset Value of any Property that is not Construction-in-Progress or a Renovation Property, but that was Construction-in-Progress or a Renovation Property, as applicable, at any time during the previous three (3) full fiscal quarters, the NOI attributable to such Property for purposes of making the calculation in subsection (b) above shall be calculated as follows:
(i)    Until one full fiscal quarter has elapsed since such Property ceased being Construction-in-Progress or a Renovation Property, as applicable, the NOI attributable to (x) if such Property achieved Development Completion or Renovation Completion, as applicable, during the first month of the previous fiscal quarter, the NOI attributable to the last two (2) months while such Property was Construction-in-Progress or a Renovation Property, as applicable, shall be annualized and (y) otherwise, the last full fiscal quarter while such Property was Construction-in-Progress or a Renovation Property, as applicable, shall be annualized;
(ii)    After one full fiscal quarter has elapsed since such Property ceased being Construction-in-Progress or a Renovation Property, as applicable, but before two (2) full fiscal quarters have elapsed since such Property ceased being Construction-in-Progress or a Renovation Property, as applicable, the NOI of the sum of (x) the NOI attributable to the last full fiscal quarter while such Property was Construction-in-Progress or a Renovation Property, as applicable, and (y) the NOI attributable to the first full fiscal quarter after the Property ceased being Construction-in-Progress or a Renovation Property, as applicable, shall be annualized; and
(iii)    After two full fiscal quarters have elapsed since such Property ceased being Construction-in-Progress or a Renovation Property, as applicable, but before three full fiscal quarters have elapsed since such Property ceased being Construction-in-Progress or a Renovation Property, as applicable, the NOI of the sum of (x) the NOI attributable to the last full fiscal quarter while such Property was Construction-in-Progress or a Renovation Property, as applicable, and (y) the NOI attributable to the first two full fiscal quarters after the Property ceased being Construction-in-Progress or a Renovation Property, as applicable, shall be annualized.”
c)    Section 1.1 – Unencumbered Asset Value. The definition of “Unencumbered Asset Value” in Section 1.1 of the Credit Agreement is hereby modified by deleting the paragraph beginning “Notwithstanding the above…” and restating such paragraph in its entirety with the following:
Notwithstanding the above, (i) to the extent that the Unencumbered Asset Value attributable to Unencumbered Pool Properties subject to Ground Leases exceeds twenty percent (20%) of total Unencumbered Asset Value, such excess shall be excluded from Unencumbered Asset Value; and (ii) to the extent that the aggregate rental revenue of the Unencumbered Pool Properties generated from a single tenant or Affiliated tenants in the aggregate (other than Bank of America, N.A. and its Affiliates) exceeds twenty-five percent

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(25.0%), such excess shall be excluded when determining Unencumbered NOI for the purposes of determining Unencumbered Asset Value, and (iii) Properties which would otherwise be valued under subsections (a) or (b) of this definition above, and which have an Economic Occupancy of less than eighty percent (80%) as of the end of the applicable fiscal quarter, shall be valued at the greater of  (i) gross book value (undepreciated) reported for GAAP purposes and (ii) the capitalized value obtained under subsection (a) or (b) of this definition above, as applicable, provided, however, that any such Property (y) may only be included in the calculation of Unencumbered Asset Value with a valuation calculated pursuant to this clause for a maximum of six (6) consecutive fiscal quarters (and thereafter any such Property shall be valued in accordance with subsection (a)), and (z) may not be included in the calculation of Unencumbered Asset Value with a valuation calculated pursuant to this clause if such Property has already been valued pursuant to this clause and subsequently valued in any other manner.  The adjustment in clause (iii) of the immediately preceding sentence for Properties that have less than eighty percent (80%) Economic Occupancy shall be capped at twenty percent (20%) of Unencumbered Asset Value and any excess shall not constitute a default, but rather shall be excluded from the calculation of Unencumbered Asset Value.”
Section 5.    RENOVATION PROPERTY. Administrative Agent hereby acknowledges that as of March 31, 2013, the Property owned by Hudson 901 Market, LLC, and commonly known as 901 Market Street, San Francisco, California, is a Renovation Property, subject to the terms and conditions of such definition in the Credit Agreement.
Section 6.    NON-IMPAIRMENT. Except as expressly provided herein, nothing in this Amendment shall alter or affect any provision, condition, or covenant contained in any of the Loan Documents or affect or impair any rights, powers, or remedies of Lender, it being the intent of the parties hereto that the provisions of the Loan Documents shall continue in full force and effect except as expressly modified hereby.
Section 7.    MISCELLANEOUS PROVISIONS.
a)    No Waiver. No previous waiver and no failure or delay by Lender in acting with respect to the terms of the Note or this Amendment shall constitute a waiver of any breach, default, or failure of condition under the Note, this Amendment or the obligations secured thereby. A waiver of any term of the Note, this Amendment or of any of the obligations secured thereby must be made in writing and shall be limited to the express written terms of such waiver.
b)    Severability. If any provision or obligation under this Amendment and the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that provision shall be deemed severed from the Loan Documents and the validity, legality and enforceability of the remaining provisions or obligations shall remain in full force as though the invalid, illegal, or unenforceable provision had never been a part of the Loan Documents, provided, however, that if the rate of interest or any other amount payable under the Note or this Amendment or any other Loan Document, or the right of collectability therefore, are declared to be or become invalid, illegal or unenforceable, Lender's obligations to make advances under the Loan Documents shall not be enforceable by Borrower.
c)    Governing Law and Consent to Jurisdiction. This Amendment and any claim, controversy or dispute arising under or related to this Amendment, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties will be governed by,

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and construed and enforced in accordance with, the laws of the State of New York without regard to any conflicts of law principles, except to the extent preempted by federal laws. Borrower and all persons and entities in any manner obligated to Lender under the Loan Documents consent to the jurisdiction of any federal or state court within the State of New York having proper venue and also consent to service of process by any means authorized by New York or federal law.
d)    Joint and Several Liability. The liability of all Loan Parties obligated in any manner hereunder and under any of the Loan Documents shall be joint and several.
e)    Headings. All article, section or other headings appearing in this Amendment and any of the other Loan Documents are for convenience of reference only and shall be disregarded in construing this Amendment and any of the other Loan Documents.
f)    Counterparts. To facilitate execution, this document may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.
g)    Defined Terms. Unless otherwise defined herein, each capitalized term used in this Amendment and not defined shall have the meaning given to such term in the Credit Agreement.
h)    Rules of Construction. The word "Borrower" as used herein shall include both the named Borrower and any other person at any time assuming or otherwise becoming primarily liable for all or any part of the obligations of the named Borrower under the Credit Agreement. The term "person" as used herein shall include any individual, company, trust or other legal entity of any kind whatsoever. If this Amendment is executed by more than one person, the term "Borrower" shall include all such persons. The word "Administrative Agent" and “Lender” as used herein shall include each such parties respective, successors, assigns and affiliates.
i)    Use of Singular and Plural; Gender. When the identity of the parties or other circumstances make it appropriate, the singular number includes the plural, and the masculine gender includes the feminine and/or neuter.
j)    Inconsistencies. In the event of any inconsistencies between the terms of this Amendment and the terms of any of the other Loan Documents, the terms of this Amendment shall prevail.
k)    Integration; Interpretation. The Loan Documents contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated therein and supersede all prior negotiations or agreements, written or oral. The Loan Documents shall not be modified except by written instrument executed by all parties. Any reference to the Loan Documents includes any amendments (including this Amendment), renewals or extensions now or hereafter approved by Administrative Agent and, as required under the Credit Agreement, Requisite Lenders or Lenders, in writing.

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[Signatures on Following Pages]

Loan No. 1006877

IN WITNESS WHEREOF, the parties hereto have caused this First Modification to Credit Agreement to be executed by their authorized officers all as of the day and year first above written.

BORROWER:

HUDSON PACIFIC PROPERTIES, L.P.
a Maryland limited partnership

By:    Hudson Pacific Properties, Inc.,
a Maryland corporation,
its general partner

By:     /s/ Mark T. Lammas
Name:     Mark T. Lammas
Title:    Chief Financial Officer

[Signatures Continued on Next Page]

Loan No. 1006877

Signature Page to First Modification to Credit Agreement with Hudson Pacific Properties, L.P.

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:    /s/ J. Derek Evans
Name:     J. Derek Evans
Title:     Senior Vice President

Loan No. 1006877

Signature Page to First Modification to Credit Agreement with Hudson Pacific Properties, L.P.

LENDER:

BANK OF AMERICA, N.A.

By:    /s/ Helen Chan
Name:     Helen Chan
Title:     Vice President

Loan No. 1006877

Signature Page to First Modification to Credit Agreement with Hudson Pacific Properties, L.P.

LENDER:

BARCLAYS BANK PLC

By:    /s/ Craig J. Malloy
Name:     Craig J. Malloy
Title:     Director

Loan No. 1006877

Signature Page to First Modification to Credit Agreement with Hudson Pacific Properties, L.P.

LENDER:

KEYBANK NATIONAL ASSOCIATION

By:    /s/ Sara Smith
Name:     Sara Smith
Title:     AVP

Loan No. 1006877

Signature Page to First Modification to Credit Agreement with Hudson Pacific Properties, L.P.

LENDER:

BANK OF MONTREAL, CHICAGO BRANCH

By:    /s/ Lloyd Baron
Name:     Lloyd Baron
Title:     Vice President

Loan No. 1006877

Signature Page to First Modification to Credit Agreement with Hudson Pacific Properties, L.P.

LENDER:

MORGAN STANLEY BANK, N.A.

By:    /s/ Nick Zangari
Name:     Nick Zangari
Title:     Authorized Signatory

Loan No. 1006877

Signature Page to First Modification to Credit Agreement with Hudson Pacific Properties, L.P.

LENDER:

PNC BANK, NATIONAL ASSOCIATION

By:    /s/ Darin Mortimer
Name:     Darin Mortimer
Title:     Vice President

Loan No. 1006877

Signature Page to First Modification to Credit Agreement with Hudson Pacific Properties, L.P.

LENDER:

UNION BANK, N.A.

By:    /s/ Richard Miles
Name:     Richard Miles
Title:     Vice President

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